UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

This information set forth under this Item 1.01 is intended to be furnished under this Item 1.01.

On April 11, 2005, the Board of Directors approved the following adjustments, as of January 1, 2005, to the compensation of the independent members of the Board: (i) the annual retainer will be increased to $25,000 from $15,000, and (ii) the Chairman of each Committee will receive an annual fee of $5,000 for serving in such capacity; no fee was paid previously for serving as Committee chairman. In addition, the Board of Directors approved Amendment No. 1 to the 2003 Stock Incentive Plan (the "Plan"), under which, as of each annual meeting of stockholders, commencing with the 2005 meeting, independent directors will receive 750 restricted shares and no longer will receive non-qualified options to purchase 990 shares of common stock, as previously provided for under the Plan.

Attached hereto as Exhibits 10(iii)(A)(8) and 10(iii)(A)(7)(a) respectively, are the form of restricted stock agreement and Amendment No. 1 to the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)
By: David T. Kettig /s/ David T. Kettig David T. Kettig Senior Vice President	Date:	April 14, 2005

Exhibit 10(iii)(A)(8)

Independence Holding Company

Form of Restricted Stock Grant Agreement

THIS AGREEMENT, made as of the ______ day of _____________ 200__, between Independence Holding Company (the "Company") and _________________ (the "Participant").

WHEREAS, the Company has adopted and maintains the Independence Holding Company 2003 Stock Incentive Plan, as amended (the "Plan"); and

WHEREAS, the Plan provides that following the annual meeting of the Company's stockholders, each non-employee director of the Company shall be granted 750 restricted shares of common stock of the Company, par value $1.00 per share ("Common Stock"); and

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

    Grant of Restricted Stock.  Pursuant to Section 7.12 of the Plan and subject to the terms and conditions set forth herein and in the Plan, the Participant hereby is granted 750 restricted shares (the "Restricted Stock") of Common Stock.

    Grant Date.  The Grant Date of the Restricted Stock is ______________, 200__.

    Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Board of Directors, shall govern.  Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the Plan.

    Vesting. Subject to the further provision of this Agreement, 250 shares of the Restricted Stock shall vest on each of the following three dates:

    The earlier of the first anniversary of the Grant Date and the first annual meeting of stockholders after the Grant Date.

    The earlier of the second anniversary of the Grant Date and the second annual meeting of stockholders after the Grant Date.

    The earlier of the third anniversary of the Grant Date and the third annual meeting of stockholders after the Grant Date.

    Restrictions on Transferability. Until a share of Restricted Stock vests, such share may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and is not subject to attachment, garnishment, execution or other legal or equitable process, and any attempt to do so shall be null and void. If the Participant attempts to dispose of or encumber the Participant's unvested shares of Restricted Stock, such shares of Restricted Stock, together with any property in respect of such shares held by the custodian pursuant to Section 8 hereof, shall be forfeited as of the date of such attempted transfer and the Participant promptly shall return to the Company any certificates evidencing such shares.

    Termination of Employment. In the event that the Participant's service as a director of the Company terminates for any reason, all unvested shares of Restricted Stock, together with any property in respect of such shares held by the custodian pursuant to Section 8 hereof, shall be forfeited as of the date of such termination of service. For the purposes of this Section 6, if a director is not reelected at the Company's annual meeting of stockholders (whether by stockholder vote or because the director did not stand for election), those shares scheduled to vest on the date of such annual meeting will be deemed to have vested.

    Issuance of Certificates.

    (a) Reasonably promptly after the Grant Date, the Company shall issue stock certificates, registered in the name of the Participant, evidencing the shares of Restricted Stock. Each such certificate may bear the following legend:

    "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE INDEPENDENCE HOLDING COMPANY 2003 STOCK INCENTIVE PLAN, IN THE RULES AND ADMINISTRATIVE PROCEDURES ADOPTED PURSUANT TO SUCH PLAN, AND IN A RESTRICTED STOCK AGREEMENT DATED ___________. A COPY OF THE PLAN, SUCH RULES AND PROCEDURES, AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF INDEPENDENCE HOLDING COMPANY."

    Such legend shall not be removed from such certificates until such shares of Restricted Stock vest.

    (b) Each certificate issued pursuant to Section 7(a) hereof, together with the stock powers relating to such shares of Restricted Stock, shall be deposited by the Company with a custodian designated by the Company. The Company may designate itself as custodian hereunder. The Company shall or shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

    (c) Reasonably promptly after any such shares of Restricted Stock vest pursuant to Section 4 hereof, the Company shall cause to be issued a certificate evidencing such shares of Restricted Stock, free of the legend provided in Section 7(a) hereof, and shall cause such certificates to be delivered to the Participant (or such Participant's legal representative, beneficiary or heir), together with any other property in respect of such shares held by the custodian pursuant to Section 8 hereof.

    (d) The Company may require as a condition of the delivery of stock certificates pursuant to Section 7(c) hereof that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to the vesting of the shares represented by such certificate. The Company, in its sole discretion and upon the request of the Participant, may withhold from delivery shares having a Fair Market Value, on the later of the date the Participant's irrevocably directs the Company to withhold such shares or the date such shares vest, equal to the amount of tax to be withheld.

    (e) The Participant shall not be deemed for any purpose to be, or have rights as, a stockholder of the Company by virtue of the grant of Restricted Stock, except to the extent a stock certificate is issued therefor pursuant to Section 7(a) hereof, and then only from the date such certificate is issued. Upon the issuance of a stock certificate, the Participant shall have the rights of a stockholder with respect to the Restricted Stock, including the right to vote the shares, subject to the restrictions on transferability, the forfeiture provisions and the requirement that dividends be held in escrow until the shares vest, as set forth in this Agreement.

    Dividends, etc. Unless the Committee otherwise determines, any property, including cash dividends, received by the Participant with respect to a share of unvested Restricted Stock as a result of any dividend, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the Company or a custodian designated by the Company. The Company shall or shall cause such custodian to issue to the Participant a receipt evidencing the property held by it in respect of the Restricted Stock.

    Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

    Right of Discharge Preserved. Nothing in this Agreement shall confer upon the Participant the right to continue in the service of the Company, or affect any right which the Company may have to terminate such service.

    Integration.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including, without limitation, the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

    Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the provisions governing conflict of laws.

    Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan.  The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in respect of the Plan, this Agreement and the Restricted Stock shall be final and conclusive.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the Plan as of the day and year first written above.

INDEPENDENCE HOLDING COMPANY

By: __________________________

Name: __________________________

Title: __________________________

__________________________________

[Participant]

EXHIBIT 10(iii)(A)(7)(a)

Amendment Number 1 to the

Independence Holding Company 2003 Stock Incentive Plan

The Independence Holding Company 2003 Stock Incentive Plan (the "Plan") is hereby amended effective April, 11, 2005, by deleting Section 6.14 of the Plan and adding a new Section 7.12 to read as follows:

7.12 Director Restricted Stock Grants. As of the meeting of the Board immediately following an Annual Meeting of the Stockholders of the Company, each member of the Board who is not an employee of the Company or a subsidiary shall automatically be granted 750 shares of Restricted Stock. 250 shares of such Restricted Stock shall vest on the date of each of the first three Annual Meetings of the Stockholders of the Company following the grant of such Restricted Stock. In the event that a recipient of such Restricted Stock terminates employment for any reason, any unvested shares of such Restricted Stock shall immediately be forfeited. All other terms of such Restricted Stock shall be as determined by the Committee, consistent with the Plan, and set forth in the applicable restricted stock agreement.